 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2012

GOLDEN PHOENIX MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-22905 (Commission File Number)	41-1878178 (IRS Employer Identification No.)

7770 Duneville Street, Suite 11 Las Vegas, Nevada (Address of Principal Executive Offices)	89139 (Zip Code)
702-589-7475 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure

On January 3, 2012, Golden Phoenix Minerals, Inc. (the “Company”) issued a press release announcing its receipt of an initial NI 43-101 inferred mineral resource estimate from SRK Consulting (U.S.) for the Santa Rosa gold mine, Panama, a project in which the Company is earning in to a 60% interest (and potentially 80% interest upon meeting certain milestones and payments), as further detailed in the Company’s Current Report on Form 8-K, as filed with the U.S. Securities Exchange Commission (“SEC”) on September 22, 2011.

Cautionary Note to U.S. Investors Regarding Estimates of Inferred Resources:

The news release and the report referred to in the news release use the term “inferred resource(s)”.  We caution U.S. investors that while these terms are defined in, and permitted by, Canadian regulations, these terms are not defined terms under SEC Industry Guide 7 and generally are not permitted to be used in reports and registration statements filed with the SEC. “Inferred resources” have a great amount of uncertainty as to their existence, as well as to their economic and legal feasibility.  It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category, such as “measured and indicated” as defined under Canadian regulations or “proven” or “probable” reserves as defined in SEC Industry Guide 7.  Under Canadian rules, estimates of inferred mineral resources may not form the basis of a feasibility study or prefeasibility studies, except in rare cases. The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant “reserves”, as in-place tonnage and grade without reference to unit measures. U.S. investors are cautioned not to assume that any part or all of mineral deposits in this category will ever be converted into reserves.  U.S. investors are further advised not to assume that any part or all of an inferred resource exists or is economically or legally minable.

A copy of the press release is furnished herewith as Exhibit 99.1.

SECTION 9 –  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

99.1           Press Release dated January 3, 2012.

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.,
a Nevada corporation

Date: January 3, 2012	By:	/s/ Thomas Klein
Thomas Klein, Chief Executive Officer